Share-based Payments Arrangement - Black-Scholes Model and Related Assumptions used to Evaluate Options and Fair Value of Options by CHTSC (Detail) - CHT Security Co., Ltd. (CHTSC) [Member]	Aug. 20, 2025 TWD ($) yr $ / shares	Feb. 20, 2021 TWD ($) yr $ / shares	Dec. 20, 2019 TWD ($) yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [Line Items]
Grant-date share price	$ 216.96	$ 23.76	$ 20.17
Exercise price	$ 238	$ 19.085	$ 19.085
Dividend yield	0.00%	15.18%	12.49%
Risk-free interest rate	0.97%	0.25%	0.54%
Expected life | yr	0.038	5	5
Expected volatility	39.95%	47.35%	42.41%
Weighted average fair value of grants | $	$ 1.03	$ 3,350	$ 2,470